                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 15, 2000




                             ANKER COAL GROUP, INC.
                             ----------------------
             (Exact Name Of Registrant As Specified in Its Charter)



                     Delaware                                             333-39643                        52-1990183
                     --------                                             ---------                        ----------
(State or other jurisdiction of incorporation or organization)        (Commission File         (I.R.S. Employer Identification No.)
                                                                           Number)


          2708 Cranberry Square
        Morgantown, West Virginia                             26508
        -------------------------                             -----
 (Address Of Principal Executive Offices)                   (Zip Code)



       Registrant's telephone number, including area code: (304) 594-1616

                             ANKER COAL GROUP, INC.
                                    FORM 8-K



                                TABLE OF CONTENTS


        ITEM 5.  OTHER EVENTS. . . . . . . . . . . . . . . . . . . . .      1


        ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS . . . . . . . . . .      1


        SIGNATURE PAGE . . . . . . . . . . . . . . . . . . . . . . . .      2


        EXHIBIT INDEX. . . . . . . . . . . . . . . . . . . . . . . . .      3

ITEM 5.  OTHER EVENTS

         Anker Coal Group, Inc. issued the attached press release on August 15, 2000.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(c)      Exhibits


         99.1     Press Release dated August 15, 2000

SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                ANKER COAL GROUP, INC.


                                                /s/ Bruce Sparks
                                                -------------------------------
                                                Bruce Sparks
                                                President


Date:  August 16, 2000

                                  EXHIBIT INDEX


        Exhibit            Description
        -------            -----------

         99.1     Press Release dated August 15, 2000